UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 16, 2022

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue
Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2022, the Board of Directors (the “Board”) of National Retail Properties, Inc. (the “Company”) appointed, pursuant to the recommendation of the Governance and Nominating Committee, Elizabeth Castro Gulacsy to the Board of the Company, effective August 17, 2022.

Ms. Castro Gulacsy has worked for SeaWorld Entertainment, Inc. since 2013, where she is currently providing CFO transition services and most recently served as Chief Financial Officer and Treasurer from May 2021. Prior to that, she served as the Interim Chief Financial Officer and Treasurer, Chief Accounting Officer, Vice President, Financial Reporting, and Director, Financial Reporting. Previously, Ms. Castro Gulacsy was at Cross Country Healthcare, Inc., a publicly traded healthcare staffing company, from 2002 to 2013 where she most recently served as their Chief Accounting Officer, and earlier worked at Ernst & Young LLP where she most recently served as an audit manager. Ms. Castro Gulacsy currently serves on the audit committee for IAAPA, a global association for the theme park industry. Additionally, Ms. Castro Gulacsy previously served as Treasurer on the Board of Directors for the SeaWorld and Busch Gardens Conservation Fund. Ms. Castro Gulacsy is a graduate of the University of Florida with a Bachelor’s Degree in Accounting and a Masters of Accounting and is a licensed Certified Public Accountant.

The Board is expected to appoint Ms. Castro Gulacsy to serve on the Audit Committee.

Ms. Castro Gulacsy was awarded $55,625 in stock at the effective date of her appointment to the Board. No other plan, contract or other arrangement was entered into at the time of her appointment.

Item 7.01. Regulation FD Disclosure.

On August 16, 2022, the Company issued a press release announcing the appointment of Ms. Castro Gulacsy described above in Item 5.02. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated August 16, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President and Chief Financial Officer

Dated: August 16, 2022